U.S. Bancorp 1Q12 Earnings Conference Call U.S. Bancorp 1Q12 Earnings Conference Call April 17, 2012 Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO Exhibit 99.2

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made.  These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp.  Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by effects of recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio;
legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences;
effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.

For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2011, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance.  The reconciliations of those measures to
GAAP measures are provided within or in the appendix of the presentation.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

1Q12 Earnings
Conference Call
1Q12 Highlights
Net income of $1.3 billion; $0.67 per diluted common share
Total net revenue of $4.9 billion, up 9.1% vs. 1Q11
• Net interest income growth of 7.3% vs. 1Q11
• Noninterest income growth of 11.3% vs. 1Q11
Average loan growth of 6.4% vs. 1Q11 and average loan growth of 1.5% vs. 4Q11
Strong average deposit growth of 11.7% vs. 1Q11 and average deposit growth of 2.2%
vs. 4Q11
Net charge-offs declined 8.2% vs. 4Q11
Nonperforming assets declined 8.5% vs. 4Q11 (5.9% excluding covered assets)
Capital generation continues to fortify capital position
• Tier 1 common equity ratio of 8.7% (8.4% under anticipated Basel III guidelines)
• Tier 1 capital ratio of 10.9%
• Annual dividend raised to $0.78 from $0.50, a 56% increase
• Repurchased 16 million shares of common stock during 1Q12

ROCE
ROA
14.5%
15.9%
16.1%
16.8%
16.2%
1.38%
1.54%
1.57%
1.62%
1.60%
20%
15%
10%
5%
0%
4%
3%
2%
1%
0%
1Q11
2Q11
3Q11
4Q11
1Q12

Efficiency Ratio
NIM
3.69%
3.67%
3.65%
3.60%
3.60%
51.1%
51.6%
51.5%
52.7%
51.9%
70%
60%
50%
40%
30%
5%
4%
3%
2%
1%
1Q11
2Q11
3Q11
4Q11
1Q12

1Q12 Earnings
Conference Call
Performance Ratios
ROCE and ROA
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net

1Q12 Earnings
Conference Call
1Q12 4Q11  3Q11  2Q11  1Q11
Shareholders' equity 35.9 $     34.0 $     33.2 $     32.5 $     30.5 $
Tier 1 capital 30.0        29.2        28.1        27.8        26.8
Total risk-based capital 36.4        36.1        35.4        35.1        34.2
Tier 1 common equity ratio 8.7% 8.6% 8.5% 8.4% 8.2%
Tier 1 capital ratio 10.9% 10.8% 10.8% 11.0% 10.8%
Total risk-based capital ratio 13.3% 13.3% 13.5% 13.9% 13.8%
Leverage ratio 9.2% 9.1% 9.0% 9.2% 9.0%
Tangible common equity ratio 6.9% 6.6% 6.6% 6.5% 6.3%
Tangible common equity as a
    percent of risk-weighted assets 8.3% 8.1% 8.1% 8.0% 7.6%
Tier 1 common equity ratio
    using anticipated Basel III definition 8.4% 8.2% 8.2% 8.1% 7.7%
Capital Position
$ in billions

Reinvest	Acquisitions	Dividends	Share Repurchases
Targets:	20 - 40%		30 - 40%	30 - 40%
1Q12 Actual:	34%		29%	37%

Capital Actions
Dividend increase and share repurchase authorization
announced March 13
th
• Annual dividend raised from $0.50 to $0.78, a 56% increase
• One year share repurchase authorization of 100 million shares
Earnings Distribution

1Q12 Earnings
Conference Call

240.0
220.0
200.0
180.0
160.0
1Q11
2Q11
3Q11
4Q11
1Q12
Loans
Deposits

1Q12 Earnings
Conference Call
Loan and Deposit Growth
Average Balances
Year-Over-Year Growth
1Q12 Acquisition Adjusted
Loan Growth = 6.3%
Deposit Growth = 11.6%
$ in billions
2.4%
$197.6
4.0%
$198.8
5.0%
$202.2
5.9%
$207.0
6.4%
$210.2
11.9%
$204.3
14.2%
$209.4
17.9%
$215.4
17.3%
$223.3
11.7%
$228.3

5,500
5,000
4,500
4,000
3,500
$263*
1Q11
2Q11
3Q11
4Q11
1Q12

usbancorp

1Q12 Earnings
Conference Call
* Gain on merchant processing agreement settlement
Taxable-equivalent basis
Revenue Growth
$ in millions
Year-Over-Year Growth
4.6% 3.8% 4.5% 8.1% 9.1%
$4,519
$5,104
$4,795
$4,690
$4,929

160
80
0
-80
-160
40%
20%
0%
-20%
-40%
68
103
102
134
156
141
112
69
25
(21)
(119)
(58)
(132)
(58)
(78)
(47)
(51)
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

800
400
0
-400
-800
40%
20%
0%
-20%
-40%
155
290
357
489
727
626
386
184
91
(261)
(171)
(212)
(159)
(217)
(226)
(462)
(151)
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

usbancorp

1Q12 Earnings
Conference Call
Credit Quality
Change in Net Charge-offs Change in Nonperforming Assets*
NCO $ Change (Left Scale)
NCO % Change (Right Scale)
NPA $ Change (Left Scale)
NPA % Change (Right Scale)
-11% -2% -14% -6% -10% -7% -8% -7%
35% 30% 27% 26% 18% 25% 7% 12% 2%
-5% -7% -5% -6% -7% -6% -6% -15%
34% 22% 33% 31% 23% 37% 5% 12% 2%
$ in millions
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC), 1Q11 change in NPAs excludes FCB acquisition ($287 million)
Linked quarter change

✓

2.0%
1.5%
1.0%
0.5%
0.0%
1.06% 1.04% 1.18% 1.62% 1.70% 1.45% 1.44% 1.48% 1.34% 1.11% 1.00% 1.04% 0.84% 0.72% 0.69% 0.73% 0.62%
0.43% 0.41% 0.46% 0.56% 0.68% 0.72% 0.78% 0.88% 0.78% 0.72% 0.66% 0.61% 0.52% 0.44% 0.43% 0.43% 0.38%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

40.0%
20.0%
0.0%
-20.0%
-40.0%
18% 23% 16% 36% 28% 0% 6% 0% -1% -16% -8% -9% -1% -11% -8% -6% -6%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

usbancorp

1Q12 Earnings
Conference Call
Credit Quality - Outlook
The Company expects the level of Net Charge-offs to trend modestly lower and Nonperforming Assets to trend lower during 2Q12
Delinquencies* Changes in Criticized Assets*
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC)
1Q11 change in criticized assets excludes FCB acquisition
30 to 89 days 90+ days

1Q12 Earnings
Conference Call
Earnings Summary
$ in millions, except per-share data
Taxable-equivalent basis
1Q12 4Q11 1Q11 vs 4Q11 vs 1Q11
Net Interest Income 2,690 $    2,673 $    2,507 $    0.6 7.3
Noninterest Income 2,239 2,431 2,012 (7.9) 11.3
Total Revenue 4,929 5,104 4,519 (3.4) 9.1
Noninterest Expense 2,560 2,696 2,314 5.0 (10.6)
Operating Income 2,369 2,408 2,205 (1.6) 7.4
Net Charge-offs 571 622 805 8.2 29.1
Excess Provision (90) (125) (50) -- --
Income before Taxes 1,888 1,911 1,450 (1.2) 30.2
Applicable Income Taxes 583 583 421 - (38.5)
Noncontrolling Interests 33 22 17 50.0 94.1
Net Income 1,338 1,350 1,046 (0.9) 27.9
Preferred Dividends/Other 53 36 43 (47.2) (23.3)
NI to Common 1,285 $    1,314 $    1,003 $    (2.2) 28.1
Diluted EPS 0.67 $      0.69 $      0.52 $      (2.9) 28.8
Average Diluted Shares 1,910 1,911 1,928 0.1 0.9
% B/(W)

1Q12 Earnings
Conference Call
1Q12 Results - Key Drivers
vs. 1Q11
Net Revenue growth of 9.1% (10.2% growth excluding notable items)
• Net interest income growth of 7.3%; net interest margin of 3.60% vs. 3.69%
• Noninterest income growth of 11.3% (13.9% growth excluding notable items)
Noninterest expense growth of 10.6%
Provision for credit losses lower by $274 million
• Net charge-offs lower by $234 million
• Provision lower than NCOs by $90 million vs. $50 million in 1Q11
vs. 4Q11
Net Revenue decline of 3.4% (1.8% increase excluding notable items)
• Net interest income growth of 0.6%; net interest margin of 3.60% vs. 3.60%
• Noninterest income decline of 7.9% (3.3% increase excluding notable items)
Noninterest expense decline of 5.0% (0.2% decline excluding notable items)
Provision for credit losses lower by $16 million
• Net charge-offs lower by $51 million
• Provision lower than NCOs by $90 million vs. $125 million in 4Q11

1Q12 Earnings
Conference Call
Notable Items
$ in millions
1Q12 Accounting Classification Changes
•
•
1Q12 4Q11 1Q11
Revenue Items
Merchant processing agreement settlement - $          263 $    - $
Gain related to FCB acquisition -             -             46
Expense Items
Mortgage servicing matters -             130        -
Credit card balance transfer fees classification change from noninterest income (credit and debit card revenue)
to interest income; 1Q12 impact approximately $20 million
ATM surcharge revenue passed through to others classification change from noninterest expense (net occupancy and equipment) to noninterest income (reduction of ATM processing services revenue); 1Q12 impact approximately $30 million

3,000
2,500
2,000
1,500
1,000
6.0%
5.0%
4.0%
3.0%
2.0%
$2,507
$2,544
$2,624
$2,673
$2,690
3.69%
3.67%
3.65%
3.60%
3.60%
1Q11
2Q11
3Q11
4Q11
1Q12
Net Interest Income
Net Interest Margin

usbancorp

1Q12 Earnings
Conference Call
Net Interest Income
Net Interest Income Key Points
$ in millions
Taxable-equivalent basis
vs. 1Q11
Average earning assets grew by $26.1 billion,
or 9.5%
Net interest margin lower by 9 bp (3.60% vs.
3.69%) driven by:
• Higher balances in lower yielding investment securities
• Partially offset by a reduction in cash position at the
Federal Reserve and the credit card balance transfer
fees classification change
vs. 4Q11
Average earning assets grew by $4.9 billion,
or 1.7%
Net interest margin stable (3.60% vs. 3.60%)
driven by:
• Continued growth in lower yielding investment securities
• Offset by a reduction in cash position at the Federal
Reserve and the credit card balance transfer fees
classification change
Year-Over-Year Growth
4.3% 5.6% 5.9% 7.0% 7.3%

240
180
120
60
0
1.9%
(1.5%)
20.3%
3.0%
3.0%
1.9%
(2.7%)
22.0%
3.9%
8.0%
1.1%
(2.7%)
22.0%
4.0%
11.9%
(0.5%)
(0.8%)
22.2%
3.5%
15.8%
(0.4%)
4.1%
19.1%
2.3%
17.3%
1Q11
2Q11
3Q11
4Q11
1Q12

1Q12 Earnings
Conference Call
Average Loans
Average Loans Key Points
$ in billions
vs. 1Q11
Average total loans grew by $12.6 billion, or
6.4%
Average total loans, excluding covered loans,
were higher by 8.7%
Average total commercial loans increased $8.4
billion, or 17.3%
vs. 4Q11
Average total loans grew by $3.2 billion, or 1.5%
Average total loans, excluding covered loans,
were higher by 1.9%
Average total commercial loans increased $1.9
billion, or 3.4%
Retail
Res Mtg
Covered
CRE
Commercial
Credit
Card
Year-Over-Year Growth
2.4% 4.0% 5.0% 5.9% 6.4%
Covered Commercial CRE Res Mtg Retail Credit Card
$202.2
$207.0
$210.2
$197.6 $198.8

240
180
120
60
0
16.3%
17.2%
11.6%
1.9%
22.1%
17.3%
11.8%
5.1%
47.5%
11.0%
17.4%
1.0%
48.2%
10.1%
14.2%
0.3%
43.9%
12.3%
0.6%
(8.7%)
1Q11
2Q11
3Q11
4Q11
1Q12

1Q12 Earnings
Conference Call
Average Deposits
Average Deposits Key Points
$ in billions
vs. 1Q11
Average total deposits increased by $24.0
billion, or 11.7%
Average low cost deposits (NIB, interest
checking, money market and savings),
increased by $28.0 billion, or 17.7%
vs. 4Q11
Average total deposits increased by $5.0
billion, or 2.2%
Average low cost deposits increased by $5.0
billion, or 2.8%
Year-Over-Year Growth
11.9% 14.2% 17.9% 17.3% 11.7%
Time Money Market Checking and Savings Noninterest-bearing
$215.4
$223.3
$228.3
$204.3
$209.4
Noninterest
-bearing
Checking
& Savings
Time
Money
Market

2,800
2,100
1,400
700
0
(3.9%)
(1.6%)
(4.6%)
127%
5.9%
1Q11
2Q11
3Q11
4Q11
1Q12

1Q12 Earnings
Conference Call
Noninterest Income
Noninterest Income Key Points
$ in millions
Payments = credit and debit card revenue, corporate payment products revenue and merchant processing services;
Service charges = deposit service charges, treasury management fees and ATM processing services
vs. 1Q11
Noninterest income grew by $227 million, or 11.3%, driven by:
• Mortgage banking revenue increase of $253 million
• Merchant processing services (12.0% growth), deposit
service charges (7.0% growth), and commercial products
revenue (10.5% growth)
• Lower credit and debit card revenue (24.3% decline) due to the impact of legislative changes to debit interchange fees
and the classification change impact
• Lower ATM processing services revenue (22.3% decline)
due to the classification change impact
vs. 4Q11
Noninterest income decline of $192 million, or 7.9%, driven by:
• Merchant settlement gain ($263 million 4Q11)
• Mortgage banking revenue increase of $149 million
• Lower credit and debit card revenue (12.6% decline) due to classification change impact and seasonally lower volumes
• Lower ATM revenue (21.6%) due to the classification
change impact
• Lower merchant processing revenue (10.8% decline) and
seasonally lower deposit service charges (10.5% decline)
Year-Over-Year Growth
4.9% 1.7% 2.9% 9.4% 11.3%
$2,171
$2,431
$2,239
$2,012
$2,146
Trust and
Inv Mgmt
Service
Charges
All Other
Mortgage
Payments
All Other Mortgage Service Charges Trust and Inv Mgmt Payments
1Q11 2Q11 3Q11 4Q11 1Q12
Non-operating gains 46 $      - $        - $        263 $    - $
Total 46 $      - $        - $        263 $    - $
Notable Noninterest Income Items

2,800
2,100
1,400
700
0
10.3%
(11.6%)
27.8%
8.6%
16.2%
1Q11
2Q11
3Q11
4Q11
1Q12

1Q12 Earnings
Conference Call
Noninterest Expense
Noninterest Expense Key Points
$ in millions
vs. 1Q11
Noninterest expense was higher by $246 million,
or 10.6%, driven by:
• Increased compensation (9.7%) and employee
benefits (13.0%)
• Increase in professional services (20.0%) due to
technology and mortgage servicing-related projects
• Increase in marketing and business development due to
the timing of charitable contributions and payments-
related initiatives
• Increase in other expense (20.1%) driven by regulatory
and insurance-related costs
• Decrease in net occupancy and equipment (11.6%) due
to the classification change impact
vs. 4Q11
Noninterest expense was lower by $136 million, or
5.0%, driven by:
• Mortgage servicing matters accrual ($130 million 4Q11)
• Lower professional services (35.9%) due to lower
mortgage servicing-related project costs and seasonally
higher expense 4Q11
• Lower net occupancy and equipment (11.6%) due to the
classification change impact
• Lower other expense (18.4%) due to a reduction in costs
related to investments in affordable housing and other
real estate owned, partially offset by regulatory and
insurance-related costs
• Higher employee benefits (28.7%)
Year-Over-Year Growth
8.3% 2.0% 3.8% 8.5% 10.6%
$2,476
$2,696
$2,560
$2,314
$2,425
Occupancy
and Equipment
Prof Services,
Marketing
and PPS
All Other
Tech and Comm
Compensation
and Benefits
All Other
Tech and Communications Prof Svcs, Marketing and PPS
Occupancy and Equipment Compensation and Benefits
1Q11 2Q11 3Q11 4Q11 1Q12
Mortgage servicing matters - $         - $         - $         130 $     - $
Total - $         - $         - $         130 $     - $
Notable Noninterest Expense Items

1Q12 Earnings
Conference Call
Mortgage Repurchase
Mortgages Repurchased and Make-whole Payments
Mortgage Representation and Warranties Reserve
$ in millions 1Q12 4Q11 3Q11 2Q11 1Q11
Beginning Reserve $160 $162 $173 $181 $180
Net Realized Losses (25) (31) (31) (43) (32)
Additions to Reserve 67 29 20 35 33
Ending Reserve $202 $160 $162 $173 $181
Mortgages
repurchased
and make-whole
payments $55 $61 $57 $72 $90
Repurchase activity lower than
peers due to:
• Conservative credit and
underwriting culture
• Disciplined origination process -
primarily conforming loans
(    95% sold to GSEs)
Do not participate in private
placement securitization market
Outstanding repurchase and
make-whole requests balance
= $134 million
Repurchase requests expected to
remain relatively stable over next
few quarters

continues continues Momentum Momentum

21 1Q12 Earnings Conference Call Appendix

60,000
45,000
30,000
15,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$42,683
$44,135
$46,484
$49,437
$51,309
1.19%
0.75%
0.77%
0.41%
0.61%
1Q11
2Q11
3Q11
4Q11
1Q12
Average Loans
Net Charge-offs Ratio

Revolving Line Utilization Trend
40%
35%
30%
25%
20%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

- ✓
- ✓
- ✓

usbancorp

1Q12 Earnings
Conference Call
Credit Quality
- Commercial Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Nonperforming loans and delinquencies continued to improve year-over-year and on a linked quarter basis
Net charge-offs increased over the most recent quarter but remain in a moderate range and well below the levels of 2011
Loan balances and commitments showed strong growth; utilization rates remain historically low
1Q11 4Q11 1Q12
Average Loans $42,683 $49,437 $51,309
30-89 Delinquencies 0.58% 0.48% 0.30%
90+ Delinquencies 0.13% 0.09% 0.08%
Nonperforming Loans 1.02% 0.55% 0.53%
$ in millions

8,000
6,000
4,000
2,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$6,030
$5,919
$5,860
$5,834
$5,822
0.94%
0.88%
0.61%
1.43%
0.55%
1Q11
2Q11
3Q11
4Q11
1Q12
Average Loans
Net Charge-offs Ratio

Commercial Leases
Equipment Finance $2,424
Small Ticket $3,398

✓

✓

✓

usbancorp

1Q12 Earnings
Conference Call
Credit Quality
- Commercial Leases
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs continue to trend lower (a single transaction contributed to 4Q11 increase)
Overall credit quality continued to improve as nonperforming loans remained stable on a linked quarter basis and improved year-over-year
Delinquencies improved on a linked quarter and year-over-year basis
1Q11 4Q11 1Q12
Average Loans $6,030 $5,834 $5,822
30-89 Delinquencies 1.18% 0.96% 0.89%
90+ Delinquencies 0.03% 0.00% 0.00%
Nonperforming Loans 0.90% 0.54% 0.54%
$ in millions

40,000
30,000
20,000
10,000
0
8.0%
6.0%
4.0%
2.0%
0.0%
$35,179
$35,499
$35,569
$35,802
$35,985
4.61%
5.67%
3.43%
2.91%
2.38%
1.44%
1.85%
1.39%
0.93%
0.79%
0.59%
0.90%
0.93%
0.50%
0.47%
1Q11
2Q11
3Q11
4Q11
1Q12
Average Loans
Net Charge-offs Ratio
NCO Ratio - Comm Mtg
NCO Ratio - Construction

CRE Mortgage
CRE Construction

usbancorp

1Q12 Earnings
Conference Call
Credit Quality
- Commercial Real Estate
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Overall delinquencies remain relatively stable on a linked quarter basis
Nonperforming loans significantly lower on a year-over-year basis and continue to trend lower on a linked quarter basis
1Q11 4Q11 1Q12
Average Loans $35,179 $35,802 $35,985
30-89 Delinquencies 0.74% 0.38% 0.45%
90+ Delinquencies 0.02% 0.04% 0.04%
Nonperforming Loans 4.15% 2.51% 2.10%
Performing TDRs* 184 537 630
$ in millions
* TDR = troubled debt restructuring, new accounting guidance adopted 3Q11 (FASB Accounting Standards Update No. 2011-02)
Investor
$18,592
Owner
Occupied
$11,302
Multi-family
$1,633
Retail
$766
Residential
Construction
$1,029
Condo
Construction
$256
A&D
Construction
$866
Office
$717
Other
$824

40,000
30,000
20,000
10,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$31,777
$32,734
$34,026
$36,256
$37,831
1.65%
1.46%
1.42%
1.30%
1.19%
1Q11
2Q11
3Q11
4Q11
1Q12
Average Loans
Net Charge-offs Ratio

Residential Mortgage Performing TDRs*
4,000
3,000
2,000
1,000
0
$1,890
$1,939
$1,938
$2,002
$2,017
1Q11
2Q11
3Q11
4Q11
1Q12

✓

✓

✓

1Q12 Earnings
Conference Call
Credit Quality
- Residential Mortgage
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong growth in high quality originations (weighted average FICO 759, weighted average LTV 68%)
as average loans increased 4.3% over 4Q11, driven by demand for refinancing
Continued to help home owners by successfully modifying 2,321 loans (owned and serviced) in
1Q12, representing $402 million in balances
Nonperforming loans remained stable as delinquencies continue to improve
1Q11 4Q11 1Q12
Average Loans $31,777 $36,256 $37,831
30-89 Delinquencies 1.22% 1.09% 0.95%
90+ Delinquencies 1.33% 0.98% 0.79%
Nonperforming Loans 2.12% 1.75% 1.78%
$ in millions
* Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,288 million 1Q12)

20,000
15,000
10,000
5,000
0
16.0%
12.0%
8.0%
4.0%
0.0%
$16,124
$15,884
$16,057
$16,271
$16,778
6.45%
5.62%
4.54%
4.88%
4.21%
6.21%
5.45%
4.40%
4.71%
4.05%
1Q11
2Q11
3Q11
4Q11
1Q12

Credit Card
Core Portfolio $16,155
Portfolios Acquired at Fair Value $623

✓

✓

✓

1Q12 Earnings
Conference Call
1Q11 4Q11 1Q12
Average Loans $16,124 $16,271 $16,778
30-89 Delinquencies 1.44% 1.37% 1.26%
90+ Delinquencies 1.62% 1.36% 1.33%
Nonperforming Loans 1.61% 1.29% 1.25%
Credit Quality Credit Card
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
1Q12 net charge-offs are 32% lower than 1Q11
Overall delinquencies declined on a linked quarter and year-over-year basis and are 12% lower than 1Q11
Nonperforming loans have improved for four consecutive quarters and are at their lowest level since 3Q10
$ in millions
* Excluding portfolio purchases where the acquired loans were recorded at fair value at the purchase date
Average Loans Net Charge-offs Ratio
Net Charge-offs Ratio Excluding Acquired Portfolios*
-

24,000
18,000
12,000
6,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$18,801
$18,634
$18,510
$18,281
$17,933
1.75%
1.64%
1.59%
1.67%
1.66%
1Q11
2Q11
3Q11
4Q11
1Q12
Average Loans
Net Charge-offs Ratio

Home Equity

usbancorp

1Q12 Earnings
Conference Call
Credit Quality - Home Equity
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong credit quality portfolio (weighted average FICO 747, weighted average CLTV 73%) originated primarily through the retail branch network to existing bank customers on their primary residence
Early and late stage delinquencies improved linked quarter
Net charge-offs remain stable
1Q11 4Q11 1Q12
Average Loans $18,801 $18,281 $17,933
30-89 Delinquencies 0.81% 0.90% 0.82%
90+ Delinquencies 0.71% 0.73% 0.68%
Nonperforming Loans 0.23% 0.22% 0.23%
Consumer Finance: 13%
Wtd Avg LTV: 82%
NCO: 3.93%
$ in millions
Traditional: 87%
Wtd Avg LTV: 71%
NCO: 1.32%

6,000
4,000
2,000
0
0
3.0%
2.0%
1.0%
0.0%
-1.0%
$4,647
$4,808
$5,097
$5,150
$5,095
0.09%
0.00%
-0.08%
0.00%
0.08%
1Q11
2Q11
3Q11
4Q11
1Q12
Average Loans
Net Charge-offs Ratio

Manheim Used Vehicle Index*
130
120
110
100
90
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

1Q12 Earnings
Conference Call
Credit Quality Retail Leasing
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans remained stable as demand for new auto leases remained strong
Retail leasing delinquencies have stabilized at very low levels
Strong used auto values continue to contribute to historically low net charge-offs
1Q11 4Q11 1Q12
Average Loans $4,647 $5,150 $5,095
30-89 Delinquencies 0.26% 0.19% 0.12%
90+ Delinquencies 0.04% 0.02% 0.02%
Nonperforming Loans --% --% --%
$ in millions
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending value
-

28,000
21,000
14,000
7,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$24,691
$24,498
$24,773
$24,901
$24,902
1.33%
1.16%
1.11%
1.19%
0.92%
1Q11
2Q11
3Q11
4Q11
1Q12
Average Loans
Net Charge-offs Ratio

Other Retail

1Q12 Earnings
Conference Call
Credit Quality - Other Retail
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average balances remained stable during the quarter
Both early and late state delinquency performance continue to improve
Net charge-offs improved while nonperforming loans remain stable
1Q11 4Q11 1Q12
Average Loans $24,691 $24,901 $24,902
30-89 Delinquencies 0.63% 0.68% 0.51%
90+ Delinquencies 0.25% 0.20% 0.17%
Nonperforming Loans 0.13% 0.11% 0.10%
Installment
$5,320
Auto Loans
$11,657
Revolving
Credit
$3,303
Student
Lending
$4,622
$ in millions

1Q12 Earnings
Conference Call
$ in millions 1Q12 4Q11  3Q11  2Q11  1Q11
Total equity 36,914 $     34,971 $     34,210 $     33,341 $     31,335 $
Preferred stock (3,694) (2,606) (2,606) (2,606) (1,930)
Noncontrolling interests (1,014) (993) (980) (889) (828)
Goodwill (net of deferred tax liability) (8,233) (8,239) (8,265) (8,300) (8,317)
Intangible assets (exclude mortgage servicing rights) (1,182) (1,217) (1,209) (1,277) (1,342)
Tangible common equity (a) 22,791 21,916 21,150 20,269 18,918
Tier 1 Capital, determined in accordance with prescribed
regulatory requirements using Basel I definition 29,976 29,173 28,081 27,795 26,821
Trust preferred securities (1,800) (2,675) (2,675) (3,267) (3,949)
Preferred stock (3,694) (2,606) (2,606) (2,606) (1,930)
Noncontrolling interests, less preferred stock not eligible for Tier I capital (686) (687) (695) (695) (694)
Tier 1 common equity using Basel I definition (b) 23,796 23,205 22,105 21,227 20,248
Tier 1 capital, determined in accordance with prescribed
regulatory requirements using anticipated Basel III definition 27,578 25,636 24,902 23,931 21,855
Preferred stock (3,694) (2,606) (2,606) (2,606) (1,930)
Noncontrolling interests of real estate investment trusts (659) (664) (667) (667) (667)
Tier 1 common equity using anticipated Basel III definition (c) 23,225 22,366 21,629 20,658 19,258
Total assets 340,762 340,122 330,141 320,874 311,462
Goodwill (net of deferred tax liability) (8,233) (8,239) (8,265) (8,300) (8,317)
Intangible assets (exclude mortgage servicing rights) (1,182) (1,217) (1,209) (1,277) (1,342)
Tangible assets (d) 331,347 330,666 320,667 311,297 301,803
Risk-weighted assets, determined in accordance
with prescribed regulatory requirements using Basel I definition (e) 274,847 271,333 261,115 252,882 247,486
Risk-weighted assets using anticipated Basel III definitions (f) 277,856 274,351 264,103 256,205 250,931
Ratios
Tangible common equity to tangible assets (a)/(d) 6.9% 6.6% 6.6% 6.5% 6.3%
Tier 1 common equity to risk-weighted assets using Basel I definition (b)/(e) 8.7% 8.6% 8.5% 8.4% 8.2%
Tier 1 common equity to risk-weighted assets using anticipated Basel III definition (c)/(f) 8.4% 8.2% 8.2% 8.1% 7.7%
Tangible common equity to risk-weighted assets (a)/(e) 8.3% 8.1% 8.1% 8.0% 7.6%
1Q12 risk-weighted assets are preliminary data, subject to change prior to filings with applicable regulatory agencies
Anticipated Basel III definitions reflect adjustments for changes to the related elements as proposed in December 2010 by regulatory agencies
Non-GAAP Financial Measures

U.S. Bancorp 1Q12 Earnings Conference Call U.S. Bancorp 1Q12 Earnings Conference Call April 17, 2012